SCHEDULE 14A
(RULE 14A) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A
INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant     {X}
Filed by a Party other than the Registrant{   }
Check the appropriate box:
{  }     Preliminary Proxy Statement
{  }  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
{ X}    Definitive Proxy Statement
{  }  Definitive Additional Materials
{  }  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-
12

SAF T LOK, INCORPORATED
(Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):
{X}  No fee required.
{ }  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

{ }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                          SAF T LOK, INCORPORATED
                       NOTICE OF ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD OCTOBER 10, 1997

To our Stockholders:
     The Annual Meeting of Stockholders of Saf T Lok, Incorporated
(the "Company") will be held on Tuesday, October 10, 1997 at 9:00 a.m., local time, at the Mariott Hotel, 4600 RCA Boulevard, Palm Beach Gardens, Florida 33410. The phone number at the Company's offices is (561) 743-5625. At the meeting, the following items of business will be conducted:

1.         To elect six directors to serve until the next Annual
           Meeting and until their successors have been elected and qualified;
2. To act upon such other matters as may properly come before the meeting or any adjournment or postponementthereof.The foregoing items ofbusiness are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on September 25,1997 are entitled to notice of, and to vote at the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten business days prior to the meeting.

Enclosed is a copy of the Company's Annual Report on Form 10K, without exhibits, as filed with the Securities and Exchange Commission for the Company's last fiscal year.

By Order of the Board of Directors
/s/ Jeffrey W. Brooks Secretary
Tequesta, Florida
August 25, 1997

Your vote is important. Please ensure that your shares will be represented at the meeting by completing, signing and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                    PROXY STATEMENT for
                  1997 ANNUAL MEETING OF STOCKHOLDERS
Proxy Information
The accompanying proxy is solicited on behalf of the Boardof Directors of Saf T Lok, Incorporated (the "Company") (f/k/a RGB Computer & Video,
Inc., a Florida corporation), for use at the Annual Meeting of Stockholders to be held on Tuesday, October 10, 1997, at 9:00 a.m., local time, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of the Company at 18245 S.E. Federal Highway, Tequesta, Florida 33469 or by voting by ballot at the Annual
Meeting. This Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be mailed to shareholders on or about August 25, 1997.

Common Stock, Voting Process and Quorum for Meeting
The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on September 25, 1997 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. On August 7, 1997 there were approximately 6,194,000 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on September 25, 1997 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-vote notifications.

Solicitation
The cost of preparing and mailing the enclosed material, which is estimated to be $5,000, will be borne by the Company. The Company may use the services of officers and employees of the Company (who will receive no additional compensation) to solicit proxies. The Company intends to request banks and brokers holding shares of the Company's stock to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of proxies.
The Company will reimburse banks and brokers for their outof-pocket expenses.

Proposal Number 1:  Election of Directors
Pursuant to the Company's Articles of Incorporation, the Company's Bylaws have fixed the number of directors at six. Each elected Director will serve until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the six nominees listed in the table that follows, except where authority is specifically withheld by the stockholder. All nominees are incumbent directors. If any of the nominees should become unable to accept election, or for good cause will not accept the election, the person named in the Proxy may vote for such other person or persons as may be designated by the Board of Directors, if any. Each nominee named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

          The nominees for directors of the Company are as follows:
                Principal Occupation or
Name            Employment During the Past          Age  Director Since
                Five Years
Franklin W.    Chairman of the Board of            62    1996
Brooks         Directors since 1996;
               President of the
               Company from November 1996 to
               April, 1997;
               founded Saf T Lok Corporation in
               1989; operates Palm Beach
               Business Services,Inc.;
               Mr. Brooks is the father of Mr.
               Jeffrey W. Brooks

John Gardner   Director and President of           61    1997
               the Company since April 15, 1997;
               Vice President and General Manager
               of Coleman Research, The Orlando
               Group from 1994 to April 1997;
               Vice President and General Manager
               of McDonnell Douglas from 1986 to
               1994; Chairman of the Central Florida
               Innovation Corporation 1995 to 1997

Jeffrey W.     Director of the Company              36    1996
Brooks         since 1996; Vice President,
               Secretary and Treasurer of the
               Company since November 1996;
               Manager of Research & Development
               since 1989; Mr.Brooks is the son of
               Mr. Franklin W. Brooks

Robert L.      Founded the Company (f/k/a           45    1989
Gilbert, III   RGB Computer & Video) in
               July 1989; Director since 1989;
               Vice Chairman since November, 1996;
               President of the Company from April
               1996 to November 1996;
               Chairman and Chief Executive Officer
               of the Company (f/k/a/ RGB Computer &
               Video) from July 1989 to November
               1996; self employed consultant since
               December 1996

William M.     Director since 1996;                 54    1996
Schmidt        employee of the Company
               since 1995; Vice President
               and General Manager of Ilco
               Unican Inc., Simplex Safelock
               Division from 1993 to
               1995; General Manager of the
               Automobile Occupant
               Restrained Systems Division of
               Takata from 1990 to 1993

Eugene V.      Director since 1996; Chief           65    1996
Horanoff       Engineer of Saf T Lok
               Corporation from 1989 to
               1996 (prior to its merger
               with the Company) and of the
               Company since 1996

Certain Relationships and Related Transactions
Mr. Franklin W. Brooks loaned a total of $125,000 to Saf T
Lok Corporation during the time between 1989 and the merger with RGB Computer & Video in January of 1996. On January 29, 1997 the Board of Directors approved the granting of a security interest in the Company's intellectual property to Mr. Brooks as security for the repayment of the $125,000. As of June 30, 1997, the Company owed Mr. Brooks a total of $114,213, plus accrued interest.
Vote Required For Approval of Election of Directors
The affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy, a quorum being present, is necessary to approve the election of each of the six Director nominees.

INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

Committees

During the year ended December 31, 1996, there were three meetings of the Board of Directors. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director except Messrs. Horanoff and Schmidt who attended two of the three Board meetings. Each of the directors attended at least 75% of the total number of meetings held by the Audit and Compensation Committees on which he may have served.

The Audit Committee, consisting of Mr. J. Brooks and Ms. Cynthia T.
Gilbert (a member of the Board of Directors from July 1989 to November 1996), had 2 meetings during 1996. The Audit Committee selects the independent auditors for the Company (subject to ratification by the Board of Directors), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the independence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures.

The Compensation Committee, consisting of Messrs. F. Brooks and
Gilbert, had 2 meetings during 1996. The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior management of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management and reviews the reasonableness of all such compensation. It also oversees the administration of the 1993 Stock Option Plan for eligible employees of the Company and its subsidiaries.

Director Compensation

The Company has not paid any compensation to any person for serving as a director of the Company. The Company does not intend to compensate nonemployee directors for serving as directors, except to reimburse them for expenses incurred in connection with their service as directors. Directors who are employees of the Company receive no compensation for serving as directors.
Section 16(a) Reporting

The Company believes that all required reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission for the fiscal year ended December 31, 1996 on Forms 3, 4, or 5 have been filed during the period in a timely manner.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table
                                        Annual Compensation
                                     salary    bonus     other
                                                         annual
Name and Principal Position    year ($)      ($)         compensation($)

Franklin W. Brooks            1996 $54,167    $0    $6,200(3)
Chairman, President (1)       1995       -     -         -
                              1994       -     -         -

Lisa A. Broderick             1996   $0       $0        $0
President (2)                 1995       -     -         -
                              1994       -     -         -

Robert L, Gilbert, III        1996  $68,662   $0   $19,500(5)
President, Chief Executive    1995   85,000         16,900(5)
Officer (4)                   1994   85,000          8,000 (5)

[FN]
(1) Mr. F.W. Brooks assumed the position of Chairman of the Board of Directors in February, 1996 and assumed the position of President in November, 1996.
(2) Ms. Broderick served as the President of the Company from November 12 to November 20, 1997.
(3) Represents non-cash compensation in the form of premiums for $1,000,000 in life insurance on the life of Mr.
F.W. Brooks for the benefit of his wife. The life insurance policy has since been canceled.
(4) Mr. Gilbert served as the President of the Company from April, 1996 to November, 1996 and served as Chief Executive
Officer of the Company from its inception (f/k/a/ RGB Computer and Video) in July, 1989 to November of 1996.
(5) Includes non-cash compensation in the form of premiums paid on a life insurance policy. This life insurance policy has since been cancelled. Also includes use of a car belonging to the Company during 1996.

Option/SAR Grants Table
The following table provides information regarding those options granted to the Named Officers (where the Named Officers are all those individuals serving as the Company's Chief Executive Officer or in a similar capacity, and all those executive officers who were compensated $100,000 or more during the fiscal year) as of December 31, 1996.

                    Number of     % of Total   Exercise or     Expiraation
                    Shares        Options      or Base         Date
                    Underlying    Granted      Price
Name                 Options      to Employees
                                  in Fiscal
                                  Year
Franklin W. Brooks,    1,000,000   59.7%      $2.00            12/31/99
Chairman, President

Robert L. Gilbert,       600,000   35.8%      $2.00            12/31/99
III,
President, Chief
Executive Officer

Options Exercised in the Last Year and Year End
Option Table
No options were exercised by the Named Officers during 1996.
The following table provides information regarding unexercised stock options held by the Named Officers as of December 31,
1996.
               Number of Shares              Value of Unexercised In-
               Underlying Unexercised        the-Money Options at
               Options at Year-End           Year-End (1)

Name           Exercisable(2)  Unexercisable Exercisable(2) Unexercisable

Franklin W.       -----        1,000,000       -----        $0.00
Brooks

Robert L.         ----           600,000        ----        $0.00
Gilbert, III

[FN]
(1) Value based on the difference between the last reported sale of the Company's Common Stock on the Nasdaq SmallCap Market of $2.00 per share on December 31, 1996, and the exercise price of the options.
(2) These options did not become exercisable until January 1, 1997, at which time the options became partially exercisable.

Employment and Consulting Agreements
On February 13, 1996 the Company entered into a five year Employment Agreement with Franklin W. Brooks at an initial annual base salary of $100,000. Mr. Brooks has waived his right to receive or accrue any salary during 1997.

On February 12, 1996, the Company entered into a Modification of Employment Agreement with Robert L. Gilbert, III. The Modification extended the term of the original Employment Agreement, entered into on April 22, 1993, from a five year term to one expiring on February
15, 2001 and increased his annual base salary from $85,000 to $92,500 to eflect cost of living adjustments. Mr. Gilbert resigned as President in November of 1996. In satisfaction of cancelling this Employment Agreement, in addition to other consideration, the Company entered into a Consulting Agreement with Mr. Gilbert. Under the Consulting Agreement, Mr.
Gilbert will perform consulting services to the Company on an as requested basis.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of Common
Stock as of August 7, 1997, unless otherwise noted below, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Directors, (iii) each of the Named Officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

Name and Address of Beneficial   Nature of       Percent
Owner                            Beneficial      Class(4)
                                 Ownership
Robert L. Gilbert, III           1,188,590 (1)(2) 19.19%
18245 S.E. Federal Highway
Tequesta,Florida 33469

Franklin W. Brooks                 670,012 (3)    10.82%
18245 S.E. Federal Highway
Tequesta, Florida 33469

William M. Schmidt                 213,896         3.45%
5275 S.E. Sweetbrier Terrace
Hobe Sound, Florida 33455

Eugene V. Horanoff                 108,508         1.75%
322 Natchez Court
Jupiter, Florida 33477

Jeffrey W. Brooks                  155,400         2.51%
1155 Lakeshore Drive
Lake Park, Florida 33403

All Directors and Executive      2,336,406        37.72%
Officers as a Group (5)

[FN]
(1) Held by Saf-Tee Investment Group, Limited Partnership and Locked Safely Investment Group, Limited Partnership.
Mr. Gilbert is deemed to be the beneficial owner of the shares held by these limited partnerships.
(2) Does not include option to purchase 600,000 shares of Common Stock for $2.00 per.
(3) Of these shares, 507,994 are held by Mr. Brooks and his wife as tenants in common. Does not include option to purchase 1,000,000 shares of Common Stock for $2.00 per share.
(4) Based on approximately 6,194,000 shares of Common
Stock outstanding as of August 7, 1997.

Other Business
The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company. The Company engaged Goldberg, Pershes & Company, P.A. as the Company's independent public accountant on May 30, 1997 for the 1997 fiscal year. Representatives are expected to be present at the Annual Meeting.

The Company's independent public accountant for the 1996 fiscal year was Weinberg, Pershes & Company, P.A. (n/k/a Weinberg & Company, P.A.). Representatives of Weinberg, Pershes & Company are not expected to be present at the Annual Meeting to respond to questions or to make a statement. The Company terminated the appointment of Weinberg, Pershes & Company, P.A. as the Company's independent public accountant on May 30, 1997 with the approval of the board of directors, due to the withdrawal of the Company's primary contact within Weinberg, Pershes & Company P.A.

Weinberg, Pershes & Company, P.A. had previously reported on the financial statements of the Company for 1996. None of those reports contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Company and Weinberg, Pershes & Company, P.A. have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Weinberg, Pershes & Company, P.A.'s satisfaction, would have caused it to make reference to the subjet matter of the disagreements in connection with its reports.

The Company's previous independent public accountant for the fiscal years 1994 and 1995 was Michelson & Co., P.A. The Company terminated Michelson & Co., P.A. on January 30, 1997 with the approval of the Board of Directors. Michelson & Co., P.A. had previously reported on the financial statements of the Company for 1994 and 1995. None of those reports contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Company and Michelson & Co., P.A. have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Michelson & Co., P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Shareholder Proposals for the 1998 Annual Meeting

Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company on or before December 15, 1997.

Annual Report and Financial Statements
A copy of the Company's Annual Report on Form 10-K, including the financial statements of the Company, without exhibits, accompanies this proxy statement. The Company will provide an additional Form 10-K copy or copies to any stockholder as of the record date, who so requests in writing. Such requests should be directed to Mr. Jeffrey W. Brooks, Secretary of the Company at
18245 S.E. Federal Highway, Tequesta, Florida 33469.

The Company has chosen to mail its Form 10-K with this proxy material to stockholders, such mailing to take place on or around August 25, 1997.

PROXY
SAF T LOK, INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS,
OCTOBER 10, 1997
The undersigned hereby appoints Mr. John L. Gardner and Mr. Franklin W. Brooks and each of them, jointly and severally, with power of substitution, to vote on all matters which may properly come before the 1997 Annual Meeting of Shareholders of Saf T Lok, Incorporated, or any adjournment thereof.

1. ELECTION ( ) FOR all nominees listed below ( ) WITHHOLD AUTHORITY OF DIRECTORS (except as marked to the contrary to vote for all
                     below)                               nominees listed
                                                          below.

          NOMINEE:  Franklin W. Brooks, John L. Gardner, Jeffrey
          W. Brooks, Robert L. Gilbert, III, William M. Schmidt, Eugene V. Horanoff

INSTRUCTION:   To withhold authority to vote for any individual
nominee(s), write the name of the nominee(s) on the line below. ____________
__________________________________________________________
(    ) If you plan to attend the Annual Meeting, please check here

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS.
 _______________________________________ __ _ Date:___________________
 _______________________________________ __ _ Date: ___________________
Signatures of Shareholder(s)

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
THANK YOU
Please return this Proxy to: Jeffrey W. Brooks, Secretary, Saf
T Lok Incorporated, 18245 S. E. Federal Highway, Tequesta, Florida
33469, by mail, overnight delivery, or facsimile transmission at (561) 745 6601.